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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 2, 2003


                               NOBLE ENERGY, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                         0-7062              73-0785597
-------------------------------          -----------        -------------------
(State or other jurisdiction of          Commission          (I.R.S. Employer
 incorporation or organization)          File Number        Identification No.)


     350 GLENBOROUGH, SUITE 100
            HOUSTON, TEXAS                                         77067
----------------------------------------                    -------------------
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (281) 872-3100


                             Noble Affiliates, Inc.
--------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On January 2, 2003 Noble Energy, Inc. (the "Company") announced that the date of its Annual Stockholder Meeting has been rescheduled from April 22, 2003 to April 29, 2003.

         A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits. The following exhibits are filed herewith:

                  99.1     Press Release dated January 2, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOBLE ENERGY, INC.



Date: January 2, 2003               By: /s/ Albert D. Hoppe
                                        ---------------------------------------
                                        Albert D. Hoppe
                                        Senior Vice President, General Counsel
                                        and Secretary



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                                INDEX TO EXHIBITS

       Item          Exhibit
       ----          -------
       99.1          Press Release dated January 2, 2003.